Exhibit H-2

                   ORGANIZATIONAL CHART
        Investments in Exempt Wholesale Generators

                 --------------------------
                |  Central and South West  |
                |       Corporation        |
                 --------------------------
                             |
                             |
                             |
                 --------------------------
                |     CSW Energy, Inc.     |
                 --------------------------
                             |      |
                             |       ----------------
                             |                       |
                 --------------------------    -----------
                |    CSW Development - 3   |  |  Newgulf  |
                |           Inc            |  |   Power   |
                 --------------------------   |  Venture  |
                             |                 -----------
                             |
                             |
         --------------------|
        |                    |
        |                    |
        |                    |
  ----------------    -----------------
 |  CSW Northwest |  |  CSW Northwest  |
 |   GP, Inc.     |  |   LP, Inc.      |
  ----------------    -----------------